AMENDED ANNEX A
The compensation payable under Paragraph 5 of the Management
Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:
Goldman Sachs Asset Management, L.P.

Annual Rate
Goldman Sachs Financial Square Prime
Obligations Fund
0.16%
Goldman Sachs Financial Square Money
Market Fund
0.16%
Goldman Sachs Financial Square Treasury
Obligations Fund
0.18%
Goldman Sachs Financial Square Treasury
Instruments Fund
0.18%
Goldman Sachs Financial Square
Government Fund
0.16%
Goldman Sachs Financial Square Treasury
Solutions Fund
0.18%
Goldman Sachs Investor Tax-Exempt
Money Market Fund
0.16%
Goldman Sachs Financial Square Federal
Instruments Fund
0.18%
Goldman Sachs Investor Money Market
Fund
0.16%
Goldman Sachs Government Income
Fund
0.53% on first $1 billion
0.48% over $1 billion up
to $2 billion
0.45% over $2 billion up
to $5 billion
0.44% over $5 billion up
to $8 billion
0.44% over $8 billion
Goldman Sachs Dynamic Municipal
Income Fund
0.40% on first $1 billion
0.36% over $1 billion up
to $2 billion
0.34% over $2 billion up
to $5 billion
0.34% over $5 billion up
to $8 billion
0.33% over $8 billion
Goldman Sachs High Yield Fund
0.70% on first $2 billion
0.63% over $2 billion up
to $5 billion
0.60% over $5 billion up
to $8 billion
0.59% over $8 billion
Goldman Sachs Income Builder Fund
0.54% on first $1 billion
0.49% over $1 billion up
to $2 billion
0.46% over $2 billion up
to $5 billion
0.45% over $5 billion up
to $8 billion
0.44% over $8 billion
Goldman Sachs Equity Income Fund
0.69% on first $1 billion
0.62% over $1 billion up
to $2 billion
0.59% over $2 billion up
to $5 billion
0.58% over $5 billion up
to $8 billion
0.57% over $8 billion
Goldman Sachs Mid Cap Value Fund
0.75% on first $2 billion
0.68% over $2 billion up
to $5 billion
0.65% over $5 billion up
to $8 billion
0.64% over $8 billion
Goldman Sachs Small Cap Value Fund
0.98% on first $2 billion
0.88% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion
Goldman Sachs Capital Growth Fund
0.71% on first $1 billion
0.64% over $1 billion up
to $2 billion
0.61% over $2 billion
Goldman Sachs U.S. Equity Insights
Fund
0.52% on first $1 billion
0.47% over $1 billion up
to $2 billion
0.44% over $2 billion up
to $5 billion
0.44% over $5 billion up
to $8 billion
0.43% over $8 billion
Goldman Sachs Large Cap Growth
Insights Fund
0.52% on first $1 billion
0.47% over $1 billion up
to $2 billion
0.44% over $2 billion up
to $5 billion
0.44% over $5 billion up
to $8 billion
0.43% over $8 billion
Goldman Sachs Small Cap Equity Insights
Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs International Equity
Insights Fund
0.81% on first $1 billion
0.73% over $1 billion up
to $2 billion
0.69% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Real Estate Securities
Fund
0.87% on first $1 billion
0.78% over $1 billion up
to $2 billion
0.74% over $2 billion up
to $5 billion
0.73% over $5 billion up
to $8 billion
0.71% over $8 billion
Goldman Sachs Large Cap Value Insights
Fund
0.52% on first $1 billion
0.47% over $1 billion up
to $2 billion
0.44% over $2 billion up
to $5 billion
0.44% over $5 billion up
to $8 billion
0.43% over $8 billion
Goldman Sachs Strategic Growth Fund
0.71% on first $1 billion
0.64% over $1 billion up
to $2 billion
0.61% over $2 billion up
to $5 billion
0.59% over $5 billion up
to $8 billion
0.58% over $8 billion
Goldman Sachs Growth Opportunities
Fund
0.92% on first $2 billion
0.83% over $2 billion up
to $5 billion
0.79% over $5 billion up
to $8 billion
0.77% over $8 billion
Goldman Sachs Technology Opportunities
Fund
0.94% on first $1 billion
0.85% over $1 billion up
to $2 billion
0.80% over $2 billion up
to $5 billion
0.79% over $5 billion up
to $8 billion
0.77% over $8 billion
Goldman Sachs Large Cap Value Fund
0.75% on first $1 billion
0.68% over $1 billion up
to $2 billion
0.65% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.63% over $8 billion
Goldman Sachs High Yield Municipal
Fund
0.55% on first $2 billion
0.50% over $2 billion up
to $5 billion
0.48% over $5 billion up
to $8 billion
0.47% over $8 billion
Goldman Sachs U.S. Tax-Managed Equity
Fund
0.70% on first $1 billion
0.63% over $1 billion up
to $2 billion
0.60% over $2 billion up
to $5 billion
0.59% over $5 billion up
to $8 billion
0.58% over $8 billion
Goldman Sachs Enhanced Income Fund
0.25% on first $1 billion
0.23% over $1 billion up
to $2 billion
0.22% over $2 billion up
to $5 billion
0.22% over $5 billion up
to $8 billion
0.22% over $8 billion
Goldman Sachs Concentrated Growth
Fund
0.76% on first $1 billion
0.68% over $1 billion up
to $2 billion
0.65% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.62% over $8 billion
Goldman Sachs Emerging Markets Debt
Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs U.S. Mortgages Fund
0.34% on first $1 billion
0.31% over $1 billion up
to $2 billion
0.29% over $2 billion up
to $5 billion
0.28% over $5 billion up
to $8 billion
0.28% over $8 billion
Goldman Sachs Investment Grade Credit
Fund
0.34% on first $1 billion
0.31% over $1 billion up
to $2 billion
0.29% over $2 billion up
to $5 billion
0.28% over $5 billion up
to $8 billion
0.28% over $8 billion
Goldman Sachs Small/Mid-Cap Growth
Fund
0.85% on the first $2
billion
0.77% over $2 billion up
to $5 billion
0.73% over $5 billion up
to $8 billion
0.71% over $8 billion
Goldman Sachs U.S. Equity Dividend and
Premium Fund
0.75% on first $1 billion
0.68% over $1 billion up
to $2 billion
0.65% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.63% over $8 billion
Goldman Sachs International Real Estate
Securities Fund
0.95% on first $2 billion
0.86% over $2 billion up
to $5 billion
0.81% over $5 billion up
to $8 billion
0.80% over $8 billion
Goldman Sachs Bond Fund
0.41% on first $1 billion
0.37% over $1 billion up
to $2 billion
0.35% over $2 billion up
to $5 billion
0.34% over $5 billion up
to $8 billion
0.34% over $8 billion
Goldman Sachs Small Cap Value Insights
Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Small Cap Growth
Insights Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Commodity Strategy
Fund
0.50% up to $2 billion
0.45% over $2 billion up
to $5 billion
0.43% over $5 billion up
to $8 billion
0.42% over $8 billion
Goldman Sachs Emerging Markets Equity
Insights Fund
1.00% on first $2 billion
0.90% over $2 billion up
to $5 billion
0.86% over $5 billion up
to $8 billion
0.84% over $8 billion
Goldman Sachs International Small Cap
Insights Fund
0.85% on first $2 billion
0.77% over $2 billion up
to $5 billion
0.73% over $5 billion up
to $8 billion
0.72% over $8 billion
Goldman Sachs International Tax-
Managed Equity Fund
0.85% on first $1 billion
0.77% over $1 billion up
to $2 billion
0.73% over $2 billion up
to $5 billion
0.72% over $5 billion up
to $8 billion
0.71% over $8 billion
Goldman Sachs International Equity
Dividend and Premium Fund
0.81% on first $1 billion
0.73% over $1 billion up
to $2 billion
0.69% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Inflation Protected
Securities Fund
0.26% on first $1 billion
0.23% over $1 billion up
to $2 billion
0.22% over $2 billion up
to $5 billion
0.22% over $5 billion up
to $8 billion
0.21% over $8 billion
Goldman Sachs Absolute Return Tracker
Fund
0.70% on first $1 billion
0.63% over $1 billion up
to $2 billion
0.60% over $2 billion up
to $5 billion
0.59% over $5 billion up
to $8 billion
0.53% over $8 billion
Goldman Sachs Local Emerging Markets
Debt Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Flexible Cap Fund
0.76% on first $1 billion
0.68% over $1 billion up
to $2 billion
0.65% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.62% over $8 billion
Goldman Sachs Blue Chip Fund
0.55% on first $1 billion
0.50% over $1 billion up
to $2 billion
0.47% over $2 billion up
to $5 billion
0.46% over $5 billion up
to $8 billion
0.45% over $8 billion)
Goldman Sachs Alternative Premia Fund
0.79% on first $1 billion
0.71% over $1 billion up
to $2 billion
0.68% over $2 billion up
to $5 billion
0.66% over $5 billion up
to $8 billion
0.65% over $8 billion
Goldman Sachs Strategic Income Fund
0.60% on first $1 billion
0.54% over $1 billion up
to $2 billion
0.51% over $2 billion up
to $5 billion
0.50% over $5 billion up
to $8 billion
0.49% over $8 billion
Goldman Sachs High Yield Floating Rate
Fund
0.60% on first $1 billion
0.54% over $1 billion up
to $2 billion
0.51% over $2 billion up
to $5 billion
0.50% over $5 billion up
to $8 billion
0.49% over $8 billion
Goldman Sachs Managed Futures
Strategy Fund
1.00% on first $1 billion
0.90% over $1 billion up
to $2 billion
0.86% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion
Goldman Sachs Rising Dividend Growth
Fund
0.75% on first $1 billion
0.68% over $1 billion up
to $2 billion
0.64% over $2 billion up
to $5 billion
0.63% over $5 billion up
to $8 billion
0.62% over $8 billion
Goldman Sachs Short Duration Income
Fund
0.40% on first $1 billion
0.36% over $1 billion up
to $2 billion
0.34% over $2 billion up
to $5 billion
0.33% over $5 billion up
to $8 billion
0.32% over $8 billion
Goldman Sachs MLP Energy Infrastructure
Fund
1.00% on first $1 billion
0.90% over $1 billion up
to $2 billion
0.86% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion
Goldman Sachs Total Emerging Markets
Income Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Strategic Macro Fund
0.95% on first $2 billion
0.86% over $2 billion up
to $5 billion
0.81% over $5 billion up
to $8 billion
0.80% over $8 billion
Goldman Sachs Long Short Credit
Strategies Fund
1.00% on first $1 billion
0.90% over $1 billion up
to $2 billion
0.86% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion
Goldman Sachs Short-Term Conservative
Income Fund
0.25%
Goldman Sachs Small/Mid Cap Value
Fund
0.80% on first $2 billion
0.72% over $2 billion up
to $5 billion
0.68% over $5 billion up
to $8 billion
0.67% over $8 billion
Goldman Sachs Tactical Tilt Overlay
Fund
0.75% on first $2 billion
0.68% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.62% over $8 billion
Goldman Sachs Global Managed Beta
Fund
0.30%
Goldman Sachs Focused Value Fund
0.69% on first $1 billion
0.62% over $1 billion up
to $2 billion
0.59% over $2 billion up
to $5 billion
0.58% over $5 billion up
to $8 billion
0.57% over $8 billion
Goldman Sachs Absolute Return Multi-
Asset Fund
0.85% on first $1 billion
0.85% over $1 billion up
to $2 billion
0.77% over $2 billion up
to $5 billion
0.73% over $5 billion up
to $8 billion
0.71% over $8 billion
Goldman Sachs Global Infrastructure
Fund
0.90% on first $1 billion
0.81% over $1 billion up
to $2 billion
0.77% over $2 billion up
to $5 billion
0.75% over $5 billion up
to $8 billion
0.74% over $8 billion
Goldman Sachs Global Real Estate
Securities Fund
0.93% on first $1 billion
0.84% over $1 billion up
to $2 billion
0.80% over $2 billion up
to $5 billion
0.78% over $5 billion up
to $8 billion
0.76% over $8 billion
Goldman Sachs Strategic Factor Allocation
Fund
0.75% on first $2 billion
0.68% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.62% over $8 billion
Goldman Sachs MLP & Energy Fund
1.00% on first $1 billion
0.90% over $1 billion up
to $2 billion
0.86% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion
Goldman Sachs Tactical Exposure Fund
0.75% on first $2 billion
0.68% over $2 billion up
to $5 billion
0.64% over $5 billion up
to $8 billion
0.63% over $8 billion
Goldman Sachs ESG Emerging Markets
Equity Fund
0.98% on first $2 billion
0.88% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion


Goldman Sachs Asset Management International
Goldman Sachs Global Income Fund
0.65% on first $1 billion
0.59% over $1 billion up
to $2 billion
0.56% over $2 billion up
to $5 billion
0.55% over $5 billion up
to $8 billion
0.54% over $8 billion
Goldman Sachs Focused International
Equity Fund (effective February 27, 2018,
"Goldman Sachs International Equity ESG
Fund")*,
0.85% on first $1 billion
0.77% over $1 billion up
to $2 billion
0.73% over $2 billion up
to $5 billion
0.71% over $5 billion up
to $8 billion
0.70% over $8 billion
Goldman Sachs Emerging Markets Equity
Fund*,
1.02% on first $2 billion
0.92% over $2 billion up
to $5 billion
0.87% over $5 billion up
to $8 billion
0.85% over $8 billion
Goldman Sachs Asia Equity Fund*
1.00% on first $1 billion
0.90% over $1 billion up
to $2 billion
0.86% over $2 billion up
to $5 billion
0.84% over $5 billion up
to $8 billion
0.82% over $8 billion
Goldman Sachs Strategic International
Equity Fund (effective February 27, 2018,
"Goldman Sachs International Equity
Income Fund")*,
0.85% on first $1 billion
0.77% over $1 billion up
to $2 billion
0.73% over $2 billion up
to $5 billion
0.72% over $5 billion up
to $8 billion
0.71% over $8 billion
Effective February 27,
2018:
0.80% on first $1 billion
0.72% over $1 billion up
to $2 billion
0.68% over $2 billion up
to $5 billion
0.67% over $5 billion up
to $8 billion
0.66% over $8 billion
Goldman Sachs N-11 Equity Fund*,
1.13% on first $2 billion
1.02% over $2 billion up
to $5 billion
0.97% over $5 billion up
to $8 billion
0.95% over $8 billion
PURSUANT TO AN EXEMPTION FROM THE COMMODITIES
FUTURES TRADING COMMISSION ("CFTC") IN CONNECTION WITH
ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT
DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED
WITH THE CFTC.  THE CFTC DOES NOT PASS UPON THE MERITS
OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE
ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR
DISCLOSURE.  CONSEQUENTLY, THE CFTC HAS NOT REVIEWED
OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER
OR ANY BROCHURE OR ACCOUNT DOCUMENT.
Dated: February 15, 2018
GOLDMAN SACHS TRUST





By:
Name:	James A. McNamara
Title:	President




GOLDMAN SACHS ASSET
MANAGEMENT, L.P.
GOLDMAN SACHS ASSET
MANAGEMENT
INTERNATIONAL




By:
Name:	Scott M. McHugh
Title:	Managing Director
By:
Name:	Karl Wianecki
Title:	Managing Director


* 	Goldman Sachs Asset Management, L.P. has assumed all rights and obligations of Goldman Sachs Asset Management International under the Management Agreement with respect to the Fund.
  	This Management Agreement on behalf of the Financial Square Prime Obligations Fund was amended at the February 15, 2018 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Financial Square Money Market Fund was amended at the February 15, 2018 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement on behalf of the Financial Square
Treasury Obligations Fund was amended at the February 15, 2018
Goldman Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Financial Square
Treasury Instruments Fund was amended at the February 15, 2018
Goldman Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Financial Square Government Fund was amended at the February 15, 2018 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Financial Square
Treasury Solutions Fund was amended at the February 15, 2018
Goldman Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Investor Tax-Exempt
Money Market Fund was amended at the February 15, 2018 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Financial Square Federal Instruments Fund at the August 13, 2015 Goldman
Sachs Trust Board Meeting and amended at the February 15, 2018
Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Investor Money Market Fund at the December 17, 2015 Goldman Sachs Trust
Board Meeting and amended at the February 15, 2018 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement on behalf of the Government Income
Fund was amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement on behalf of the Dynamic Municipal
Income Fund was amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement on behalf of the Income Builder Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Equity Income Fund (formerly, Growth and Income Fund) was amended at the June 15,
2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Small Cap Value Fund was amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement on behalf of the Capital Growth Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the U.S. Equity Insights Fund was amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement on behalf of the Large Cap Growth
Insights Fund was amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Small Cap Equity Insights Fund (formerly, CORE Small Cap Equity Fund and
Structured Small Cap Equity Fund) at the July 21, 1997 Goldman Sachs
Trust Board Meeting and amended at the June 15, 2017 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the International Equity Insights Fund (formerly, CORE International Equity
Fund and Structured International Equity Fund) at the July 21, 1997
Goldman Sachs Trust Board Meeting and amended at the June 15,
2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Real
Estate Securities Fund at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Large Cap Value Insights Fund (formerly, CORE Large Cap Value Fund and
Structured Large Cap Value Fund) at the November 3, 1998 Goldman
Sachs Trust Board Meeting and amended at the June 15, 2017
Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Strategic Growth Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Growth Opportunities Fund at the April 28, 1999 Goldman Sachs Trust Board
Meeting and amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Technology Opportunities Fund (formerly, Technology Tollkeeper Fund) at the July 27, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Large Cap Value Fund at the October 26, 1999 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the High Yield Municipal Fund at the February 3, 2000 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the U.S. Tax-Managed Equity Fund (formerly, Structured Tax-Managed Equity Fund and CORE Tax-Managed Equity Fund) at the February 3, 2000
Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Enhanced Income Fund at the April 26, 2000 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Concentrated Growth Fund at the August 1, 2002 Goldman Sachs Trust
Board Meeting and amended at the June 15, 2017 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Emerging Markets Debt Fund at the July 31, 2003 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the U.S. Mortgages Fund at the October 30, 2003 Goldman Sachs Trust Board
Meeting and amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Investment Grade Credit Fund at the October 30, 2003 Goldman Sachs
Trust Board Meeting and amended at the June 15, 2017 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Small/Mid-Cap Growth Fund at the May 12, 2005 Goldman Sachs Trust Board
Meeting and amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the U.S.
Equity Dividend and Premium Fund at the June 16, 2005 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the International Real Estate Securities Fund at the May 11, 2006 Goldman
Sachs Trust Board Meeting and amended at the June 15, 2017
Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Bond
Fund (formerly, Core Plus Fixed Income Fund) at the August 10, 2006
Goldman Sachs Trust Board Meeting and amended at the June 15,
2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Small Cap Value Insights Fund (formerly, Structured Small Cap Value Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Small Cap Growth Insights Fund (formerly, Structured Small Cap Growth Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Commodity Strategy Fund (formerly, Commodity Exposure Fund) at the
December 14, 2006 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Emerging Markets Equity Insights Fund (formerly, Structured Emerging Markets
Equity Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the International Small Cap Insights Fund (formerly, Structured International Small Cap Fund) at the May 10, 2007 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the International Tax-Managed Equity Fund (formerly, Structured
International Tax-Managed Equity Fund) at the May 10, 2007 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the International Equity Dividend and Premium Fund at the May 10, 2007
Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Inflation Protected Securities Fund at the June 14, 2007 Goldman Sachs Trust
Board Meeting and amended at the June 15, 2017 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Absolute Return Tracker Fund at the November 8, 2007 Goldman Sachs Trust
Board Meeting and amended at the June 15, 2017 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Local Emerging Markets Debt Fund at the December 13, 2007 Goldman
Sachs Trust Board Meeting and amended at the June 15, 2017
Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Flexible
Cap Fund (formerly, Flexible Cap Growth Fund and All Cap Growth
Fund) at the December 13, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Blue Chip Fund (formerly, Dynamic U.S. Equity and U.S. Equity Fund) at the
November 19, 2009 Goldman Sachs Trust Board Meeting and amended at the August 17, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Alternative Premia Fund (formerly, Dynamic Allocation Fund) at the November 19,
2009 Goldman Sachs Trust Board Meeting and amended at the June
15, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Strategic Income Fund at the June 17, 2010 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the High Yield Floating Rate Fund at the February 10, 2011 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Managed Futures Strategy Fund at the October 20, 2011 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Rising Dividend Growth Fund at the October 20, 2011 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Short Duration Income Fund at the February 16, 2012 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the MLP
Energy Infrastructure Fund at the February 12, 2013 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Total Emerging Markets Income Fund (formerly, Dynamic Emerging Markets
Debt Fund) at the April 18, 2013 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Strategic Macro Fund (formerly, Fixed Income Macro Strategies Fund) at the
October 17, 2013 Goldman Sachs Trust Board Meeting and amended at the April 19, 2017 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Long
Short Credit Strategies Fund at the October 17, 2013 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Short-
Term Conservative Income Fund (formerly, Limited Maturity Obligations
Fund) at the December 19, 2013 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Small/Mid Cap Value Fund at the December 19, 2013 Goldman Sachs Trust Board
Meeting and amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Tactical Tilt Overlay Fund (formerly, Tactical Tilt Implementation Fund) at the
June 12, 2014 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Global Managed Beta Fund at the December 17, 2014 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Focused Value Fund at the June 11, 2015 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Absolute Return Multi-Asset Fund at the August 13, 2015 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the Global Infrastructure Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Global
Real Estate Securities Fund at the August 13, 2015 Goldman Sachs
Trust Board Meeting and amended at the June 15, 2017 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement was approved on behalf of the Strategic Factor Allocation Fund at the April 14, 2016 Goldman Sachs Trust
Board Meeting.
  	This Management Agreement was approved on behalf of the MLP &
Energy Fund at the August 17, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Tactical Exposure Fund at the August 17, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the ESG
Emerging Markets Equity Fund at the February 15, 2018 Goldman
Sachs Trust Board Meeting.
  	This Management Agreement on behalf of the Focused International Equity Fund (effective February 27, 2018, "International Equity ESG
Fund") was amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting
  	This Management Agreement on behalf of the Emerging Markets Equity Fund was amended at the June 15, 2017 Goldman Sachs Trust Board
Meeting.
  	This Management Agreement was approved on behalf of the Strategic International Equity Fund (effective February 27, 2018, "International Equity Income Fund") at the November 9, 2006 Goldman Sachs Trust
Board Meeting and amended at the February 15, 2018 Goldman Sachs
Trust Board Meeting.
  	This Management Agreement was approved on behalf of the N-11
Equity Fund at the February 10, 2011 Goldman Sachs Trust Board
Meeting and amended at the June 15, 2017 Goldman Sachs Trust
Board Meeting.